UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:	October 7, 2010
(Date of earliest event reported)	(October 5, 2010)
Multimedia Games, Inc.
(Exact name of Registrant as Specified in its Charter)

000-28318
(Commission File Number)

Texas	74-2611034
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

206 Wild Basin Road South, Bldg. B, Suite 400, Austin, Texas	78746
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 334-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 5, 2010, the Compensation Committee (the “Committee”) of the Board of Directors of Multimedia Games, Inc. (the “Company”) recommended that providing an annual equity incentive for outside or non-employee directors of the Company in the form of restricted stock unit awards in lieu of stock options was more beneficial to the Company, and, accordingly, determined that the Revised Director Compensation Plan (the “Compensation Plan”), as previously disclosed on the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “Commission”) on March 8, 2005, should be amended in order to provide for grants of restricted stock or restricted stock units.  The Committee determined to amend the Compensation Plan in order to permit the Committee, at its discretion, to award that number of restricted stock or restricted stock units having an equivalent value to an award of stock options for 10,000 shares, with vesting terms as determined by the Committee.  On October 7, 2010, the Board of Directors approved the Compensation Plan as amended.

Also on October 5, 2010, the Committee awarded initial restricted stock units pursuant to the amended Compensation Plan.  Each outside or non-employee director of the Company was awarded a restricted stock unit for 5,257 shares.  These restricted stock units vest in full on October 1, 2011.  On October 7, 2010, the Board of Directors ratified the grant of the initial restricted stock units.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Company’s Current Report on Form 8-K, as filed with the Commission on March 15, 2010 (the “March 15 Current Report”), on March 14, 2010, the Committee recommended and our full Board of Directors approved a retention bonus plan (the “Retention Plan”) for members of senior management.  As provided under the Retention Plan, the June 30 and the September 30 bonuses have been paid to each of those executives named in the March 15 Current Report.  As of October 5, 2010, certain of those members of senior management (each, an “Executive”) executed a retention agreement (“Retention Agreement”), which implements the previously disclosed Retention Plan.  The remaining bonus for each of the Executives will be subject to the terms of the Retention Agreements.  The Retention Agreements are attached hereto as Exhibits 10.1 – 10.4 and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

The exhibit listed below is being furnished with this Form 8-K.

Exhibit No.	Description
10.1	Retention Agreement with Adam D. Chibib, dated October 5, 2010
10.2	Retention Agreement with Uri L. Clinton, dated October 5, 2010
10.3	Retention Agreement with Mick D. Roemer, dated October 5, 2010
10.4	Retention Agreement with Joaquin Aviles, dated October 5, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES, INC.

Dated: October 7, 2010	By:	/s/ Uri L. Clinton
Uri L. Clinton Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Retention Agreement with Adam D. Chibib, dated October 5, 2010
10.2	Retention Agreement with Uri L. Clinton, dated October 5, 2010
10.3	Retention Agreement with Mick D. Roemer, dated October 5, 2010
10.4	Retention Agreement with Joaquin Aviles, dated October 5, 2010